Exhibit 99.1

Build-A-Bear Workshop, Inc. Announces Quarterly Cash Dividend

ST. LOUIS (September 9, 2026) Build-A-Bear Workshop, Inc. (NYSE: BBW) announced today that its Board of Directors declared a quarterly cash dividend of $0.23 per share of issued and outstanding common stock. The dividend will be paid on October 8, 2026, to all stockholders of record as of September 24, 2026.

About Build-A-Bear

Founded in 1997, Build‑A‑Bear is a leading global retailtainment brand on a mission to add a little more heart to life. At Build-A-Bear, guests are invited to create personalized furry friends through a unique stuffing, dressing, accessorizing and naming process, accentuated by a memorable "heart ceremony" that creates moments of connection for people of all ages.

Over the years, Build‑A‑Bear has grown into a multi‑generational phenomenon, positioned at the intersection of pop‑culture trends. Beyond its signature retail experience, the brand also offers pre‑stuffed plush, gifting, partnerships with best‑in‑class licensed and collectible characters, and original storytelling through Build‑A‑Bear Entertainment, LLC.  Build‑A‑Bear’s current brand platform and message, “The Stuff You Love,” crosses ages and cultures while celebrating nearly 30 years of helping people mark life’s meaningful moments.

Today, Build‑A‑Bear operates more than 650 company-owned, partner-operated, and franchise experience locations across more than 30 countries, complemented by buildabear.com. Build‑A‑Bear Workshop, Inc. (NYSE: BBW) reported $529.8 million in total revenues for fiscal 2025, representing the Company's 5th consecutive year of record results. Learn more at the Investor Relations section of buildabear.com.

Forward-Looking Statements

This press release contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. All the information concerning our future liquidity, future revenues, margins and other future financial performance and results, achievement of operating or financial plans or forecasts for future periods, sources and availability of credit and liquidity, future cash flows and cash needs, success and results of strategic initiatives and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information.

These statements are based only on our current expectations and projections about future events. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by these forward-looking statements, including those factors discussed under the captions entitled “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 16, 2026, and other periodic reports filed with the SEC which are incorporated herein.

All our forward-looking statements are as of the date of this Press Release only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or other risks and uncertainties referred to in this Press Release or included in our other public disclosures or our other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect our continuing operations and our future financial results, cash flows, available credit, prospects, and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

All other brand names, product names, or trademarks belong to their respective holders.

Investor Relations Contact

Gary Schnierow, Vice President, Investor Relations & Corporate Finance

garys@buildabear.com

Media Relations Contact

pr@buildabear.com